First Quarter 2026 Financial Results and Business Update April 30, 2026 Exhibit 99.2

Forward-looking statements disclosure This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events, progress, timing or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations, financial results and the financial condition of Syndax Pharmaceuticals, Inc. (“Syndax” or the “Company”), including financial position, strategy and plans, the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, the progress of regulatory submissions and approvals and subsequent commercialization and the potential use of Syndax’s product candidates to treat various cancer indications and fibrotic diseases, and Syndax’s expectations for liquidity and future operations, are forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; the impact of macroeconomic conditions (the Russia-Ukraine war, inflation, among others) on Syndax’s business and that of the third parties on which Syndax depends, including delaying or otherwise disrupting Syndax’s clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Moreover, Syndax operates in a very competitive and rapidly changing environment. Other factors that may cause our actual results to differ from current expectations are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. New risks emerge from time to time. It is not possible for Syndax’s management to predict all risks, nor can Syndax assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither Syndax nor any other person assumes responsibility for the accuracy and completeness of the forward- looking statements. Syndax undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in Syndax’s expectations.

Strong 1Q26 results with multiple drivers for continued growth in 2026 and beyond

ROBUST COMMERCIAL DEMAND

- $49M Revuforj net revenue in 1Q26, highlighting leadership in menin inhibition
- $55M Niktimvo net revenue in 1Q26, resulting in $16M in collaboration revenue
- **$65M in total revenue to Syndax in 1Q26, up 224% vs. 1Q25**

EXCELLENT PIPELINE PROGRESS

- Positioned to be **1st to frontline (1L) AML with a menin inhibitor**
- Major presence planned at upcoming medical meetings with **new real-world, 1L, R/R, and post-HSCT data expected in 2Q26 and 2H26**
- Topline data from **Phase 2 trials of axatilimab in IPF and newly diagnosed cGVHD anticipated in 4Q26**

STRONG FINANCIAL POSITION

- Growing product revenues from two first- and best-in-class medicines
- Robust balance sheet and stable expense outlook
- **On the road to profitability**

Syndax
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1Q26 Revuforj results highlight leadership in menin inhibition and growing use in R/R NPM1m AML

1Q26 Revuforj results

$48.9M
net revenue

11% growth vs. 4Q25

≥30%
of net revenue from NPM1 business

>1,300 TRx

~13% growth vs. 4Q25, even with nearly 50% of KMT2A pts pausing Tx to proceed to HSCT

Growth in new patient starts driven by expanding uptake in R/R NPM1m AML



New patients per quarter
NPM1m
KMT2Ar
300
200
100
0
~200
~200
~250
~300
~330
1Q25
2Q25
3Q25
4Q25
1Q26

≥40% of 1Q26 new patients were NPM1m

EXCEPTIONAL LAUNCH

Cumulative since launch in Nov '24:

>$180M
net revenue

~1,380
patients treated

Syndax

TRx, total prescriptions; HSCT, hematopoietic stem cell transplant; Tx, treatment

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Revuforj is positioned for success with an outstanding commercial foundation All covered lives includes all commercially covered lives plus Medicare and Medicaid lives. Excellent payer coverage with no meaningful barriers to access of all covered lives with formulary coverage for both Revuforj indications 97% Robust and growing prescriber base with >85% of Tier 1+2 accounts activated Tier 1+2 account activation

Evolving clinical practice will drive continued Revuforj growth in 2026

1

Growing adoption in R/R NPM1m AML

Significant room for further growth within a ~4,500 annual incident patient population

↑ *patient population*

2

Robust transplant rate in KMT2Ar and usage post-transplant

Nearly 50% of KMT2A patients proceed to HSCT and ~45% have resumed Tx thus far

↑ *Tx durations*

3

Use in early lines of R/R treatment and in combinations

~70% of use in 2L/3L

~40% of use in combination

↑ *Tx durations*

Average duration of therapy expected to extend as treatment patterns mature and an increasing number of patients return to therapy post-HSCT

R/R, relapsed/refractory; 2L, second line; 3L, third line; HSCT, hematopoietic stem cell transplantation; Tx, treatment

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Current Revuforj indications unlock $2B+ TAM in R/R acute leukemia



$5B+ TAM across R/R and 1L
$2B+ TAM in R/R
U.S. Market Opportunity ($ B)
R/R acute leukemia with KMT2A translocation
R/R AML with NPM1m
1L “Unfit” AML with KMT2Ar or NPM1m
1L “Fit” AML with KMT2Ar or NPM1m

Est. annual incidence	~2,000	~4,500	~3,500	~5,500

Comprehensive clinical development program underway to unlock $5B+ TAM across acute leukemia Tx continuum

*With the **largest addressable population** and anticipated duration of therapy, Revuforj is poised to become the largest targeted AML therapy*

Addressable AML population



Revuforj
40-45%
FLT3 inhibitors
25-30%
IDH inhibitors
20-25%

Syndax

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Building off an excellent first year, Niktimvo delivered strong 1Q26 results driven by robust demand ~300 1Q26 new patient starts ~5,000 1Q26 infusions administered Syndax records 50% of the Niktimvo net commercial profit, defined as net revenue (recorded by Incyte) minus the cost of sales and commercial expenses. $55.1M 1Q26 net revenue to INCY Compared to $13.6M in 1Q25, the first partial quarter of launch $15.9M 1Q26 collaboration revenue to SNDX Compared to -$0.2M in 1Q25, the first partial quarter of launch REMARKABLE LAUNCH $207M net revenue >1,700 patients treated Cumulative since launch in late Jan ‘25: Performance reflects strong, consistent new patient starts and solid persistency, offset by natural attrition among the large cohort of predominantly later-line patients who started in the first quarter of launch last year

Multiple drivers support continued Niktimvo growth in 2026

1

Continued adoption in 4L and growing usage in 3L cGVHD

~32% share of 3L+ cGVHD market within 1 year of launch

↑ *population and Tx durations*

2

Potential for extended treatment durations to address chronic disease

~60-70% of pts who started in 1Q25 remained on Tx in 1Q26

↑ *Tx durations*

3

Broad and growing prescriber base & strong commercial synergies

Nearly every U.S. BMT center has ordered and become a repeat customer

↑ *utilization*

Syndax

3L, third line; 4L, fourth line; BMT, bone marrow transplant centers; Tx, treatment

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Initial Niktimvo indication represents a $2B U.S. market opportunity, with substantial opportunities for label and geographic expansion


$2B TAM
with initial Niktimvo indication
Ongoing combo trials could support future expansion into 1L cGVHD
Ph 3 cGVHD trial underway outside the U.S.
Ph 2 IPF trial underway, the first of several potential areas for further pipeline expansion
~17,000 U.S. cGVHD patients[1]
$5B+ TAM
~6,500
currently treated 3L+ U.S. cGVHD patients
~35,000 cGVHD patients W.W.[2]
~150,000 U.S. | ~280,000 W.W.
Idiopathic pulmonary fibrosis (IPF) patients[3]

Syndax

cGVHD, chronic graft-versus-host disease; 1. Internal data on file; 2. SmartImmunology Insights cGVHD report March 2020; 3. SmartImmunology Insights IPF report March 2020. * IPF trial will be conducted and funded by Syndax.

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Focused on unlocking revumenib's full potential

Revumenib (select trials)						Ph 1	Ph 2	Ph 3	FDA Approved
Setting	**Study Name**	**Regimen**	**NPM1m**	**KMT2Ar**	**NUP98r**				
R/R	AUGMENT-101	Rev mono	●	●		■	■	■	■
R/R	AUGMENT-102	Rev + IC	●	●	●	■			
R/R	SAVE	Rev + ven/oral HMA	●	●	●	■	■		
R/R	Borate study	Rev + gilt in FLT3 co-mutated	●	●	●	■			
Post-HSCT Maintenance	Ball study	Rev mono	●	●		■			
1L – Unfit for IC	BEAT AML	Rev + ven/aza	●	●		■			
1L – Unfit for IC	SAVE	Rev + ven/oral HMA	●	●	●	■	■		
1L – Unfit for IC	EVOLVE-2	Rev + ven/aza	●	●		■	■	■	
1L – Fit for IC	708 and NCI	Rev + IC	●	●	●	■			
1L – Fit for IC	REVEAL-ND	Rev + IC	●			■	■	■	
1L – Fit for IC	RAVEN	Rev + ven/aza		●		■	■		

ANTICIPATED UPCOMING DATA

Additional real-world evidence in 2Q26	New post-HSCT maintenance data in 2Q26	Updated Ph 1 frontline rev + IC data in 2Q26
Updated SAVE R/R and NUP98r R/R data in 2Q26	Updated BEAT AML frontline data in 2H26	Updated Ph 1 R/R rev + gilt data in 2H26

Global enrollment underway in pivotal 1L trials

Positioned to be **1st to the 1L with a menin inhibitor**

Strong presence planned at ASCO, EHA, and ASH and other key meetings

Syndax

Rev, revumenib; IC, intensive chemotherapy; 1L, frontline; R/R, relapsed or refractory; ven/aza, venetoclax and azacitidine; HMA, hypomethylating agent; HSCT, hematopoietic stem cell transplantation; RWE, real-world evidence; gilt, gilteritinib

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Axatilimab (select trials) Ph 1 Ph 2 Ph 3 FDA Approved Setting Study Name Regimen R/R cGVHD AGAVE-201 Axatilimab (axa) monotherapy 1L cGVHD AXemplify-357* Axatilimab + corticosteroids NCT06388564* Axatilimab + ruxolitinib IPF MAXPIRe Axatilimab on top of SOC Robust clinical development plan underway to unlock the potential for axatilimab in 1L cGVHD, IPF, and beyond *Trials led by Incyte. List is not inclusive of ongoing ex-U.S. trials. ANTICIPATED UPCOMING DATA Topline Ph 2 MAXPIRe IPF data in 4Q26 Topline Ph 2 axa + rux data now in 4Q26 Topline Ph 3 axa + steroids data in early 2028 Near-term Phase 2 data readouts in IPF and newly diagnosed cGVHD could open transformative opportunities

A growing body of evidence points to CSF1-dependent monocyte-derived alveolar macrophages as a promising new target in IPF


Review
Pulmonary Macrophages: A New Therapeutic Pathway in Fibrosing Lung Disease?
Adam J. Byrne, Toby M. Maher, and Clare M. Lloyd
ALTERED EXPRESSION OF CSF1R IN AIRWAY MACROPHAGES DURING IDIOPATHIC PULMONARY FIBROSIS
IMPERIAL
Rationale
Results
Increased monocyte count as a cellular biomarker for poor outcomes in fibrotic diseases: a retrospective, multicentre cohort study
Summary
ERJ OPEN RESEARCH
RESEARCH LETTER
J.M. OLDHAM ET AL.
Airway soluble CSF1R predicts progression in patients with idiopathic pulmonary fibrosis
To the Editor:
A spatially restricted fibrotic niche in pulmonary fibrosis is sustained by M-CSF/M-CSFR signalling in monocyte-derived alveolar macrophages
JEM
Article
Monocyte-derived alveolar macrophages drive lung fibrosis and persist in the lung over the life span

Key discoveries:

- Monocyte-derived alveolar macrophages drive lung fibrosis
- Colony stimulating factor-1 receptor (CSF1R) signaling is a key regulator of monocytes and macrophages

Multiple studies implicate the CSF1R pathway in IPF:

- Higher CSF1R levels observed in IPF patients vs. healthy controls
- Higher CSF1R levels predict shorter survival in IPF patients
- Higher monocyte levels predict shorter survival in IPF patients

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Misharin J Exp Med 2017; Byrne Trends Mol Med 2016; Joshi Eur Respir J 2020; Scott Respir Med 2019; Oldham ERJ Open Res 2023; Michalaki ERS 2024.

Development in IPF supported by lung responses observed in cGVHD Axatilimab is a CSF1R-blocking antibody targeting monocyte-derived alveolar macrophages in IPF Blocking CSF-1R with axatilimab: Reduces levels of circulating profibrotic and proinflammatory monocytes and monocyte-derived macrophages Inhibits the activity of pathogenic macrophages in tissues Among cGVHD pts with lung involvement who received axa 0.3 mg/kg Q2W, nearly 50% achieved a lung response and >90% reported improvements in shortness of breath at rest Lung responses were observed across all subgroups, including patients with difficult-to-treat, severe disease Salhotra et al., oral Presentation at ATS 2025; Salhotra et al., poster presentation at ERS 2024.

Topline data from MAXPIRe Phase 2 trial of axatilimab in IPF anticipated in 4Q26

MAXPIRe IPF CLINICAL TRIAL

A randomized, double-blind, placebo-controlled, multi-center international trial

Key eligibility criteria:

- ≥40 yrs of age
- HRCT confirming IPF diagnosis
- FVC ≥45% of predicted normal (PN)
- FEV_1/FVC ≥0.7
- DL_{CO} ≥30% and ≤90% PN
- Stable background use of pirfenidone or nintedanib allowed

(N≈135)

26-week treatment

Axatilimab 0.3 mg/kg Q2W
(n≈90)

Placebo Q2W
(n≈45)

Randomized 2:1 to axatilimab or placebo; stratified by background antifibrotic therapy (pirfenidone, nintedanib, or none)

PRIMARY ENDPOINT:

- Annualized rate of decline in FVC over 26 weeks (ml)

SECONDARY ENDPOINTS:

- Disease progression, SGRQ (quality of life measures), change in FVC % predicted, DL_{CO}

ClinicalTrials.gov ID: NCT06132256; FEV_1, forced expiratory volume in 1 second; FVC, forced vital capacity; SGRQ, St. George's Respiratory Questionnaire; DL_{CO}, diffusion capacity for carbon monoxide; HRCT, high-resolution computed tomography

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Strong financial position driven by growing revenue and stable expense outlook Financial Summary ($ in millions) Three Months Ended March 31 2026 2025 Product revenue, net 48.9 20.0 Collaboration revenue, net 15.9 — Total revenues 64.9 20.0 Cost of product sales (2.6) (0.9) Research & development (R&D) (58.8) (61.6) Selling, general and administrative (SG&A) (37.6) (41.0) Total operating expenses (99.1) (103.8)* Other (expense) income, net (8.5) (1.1) Net loss (42.7) (84.8) Totals may not sum due to rounding; 1. Includes short-term investments; 2. Includes pre-funded warrants to purchase 285,714 common shares (rounded). *Total operating expenses includes $0.2M in collaboration loss associated with a Niktimvo net commercial loss in 1Q25. AS OF 31 MAR 2026: $352.1M in cash and equivalents1 88.8M shares outstanding2 2026 R&D + SG&A EXPENSE GUIDANCE:  $400M, excluding $50M in expected stock option expense On the road to profitability

Continued focus on driving revenue growth and pipeline progress, with another data-rich year ahead

2025 Key Accomplishments

- ☑ Executed two strong product launches
- ☑ Expanded Revuforj into 2nd indication
- ☑ Initiated 1st pivotal 1L trial of a menin inhibitor
- ☑ Presented first RWE for a menin inhibitor
- ☑ Initiated managed access program, expanding access to Revuforj in certain OUS regions

2026 Anticipated Milestones

- ☐ Advance global enrollment in pivotal 1L trials of revumenib
- ☐ Advance leadership in menin inhibition with new 1L, maintenance, R/R, and real-world evidence for revumenib
- ☐ Report topline Ph 2 axatilimab data in IPF and newly diagnosed cGVHD in 4Q26
- ☐ Initiate RAVEN 1L trial of revumenib in fit KMT2Ar in 2H26
- ☐ Initiate a program to generate proof-of-principle clinical data with revumenib in myelofibrosis

Syndax

1L, frontline; RWE, real-world evidence; OUS, outside the United States

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